Financial Supplement Historical Results
Presented in Revised Format
for the Quarters Ended
December 31, 2008, March 31, 2009,
June 30, 2009 and September 30, 2009
Presented to Conform with the Presentation
Adopted for the Fourth Quarter 2009 Financial Supplement

METLIFE, INC.

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Balance Sheet - U.S. Business	6
Consolidating Statement of Operating Earnings Available to Common Shareholders	7

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	11

U.S. BUSINESS - INSURANCE PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	12
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	16
Other Expenses by Major Category and Individual Life Sales by Product	17
Spread by Product	18

U.S. BUSINESS - RETIREMENT PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	19
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	20
Other Expenses by Major Category and Individual Annuity Sales by Product	21
Spread	22

U.S. BUSINESS - CORPORATE BENEFIT FUNDING
Statements of Operating Earnings Available to Common Shareholders	23
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	24
Other Expenses by Major Category	25
Spread	26

U.S. BUSINESS - AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	27
Written Premiums by Product and Selected Financial Information and Supplemental Data	30

INTERNATIONAL
Statements of Operating Earnings Available to Common Shareholders	31

BANKING, CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders	35
Banking - Supplemental Information	38

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	39
Fixed Maturity Securities and Equity Securities Available-for-Sale Gross Unrealized Gains and Losses Aging Schedules	41
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Commercial Mortgage Loans by Region and Property Type	42
Summary of Real Estate and Real Estate Joint Ventures and Summary of Mortgage Loans	43

OTHER INFORMATION
Company Ratings	44
NOTE:
The Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. The QFS also includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is our measure of segment performance. Operating earnings is also a measure by which MetLife’s senior management’s performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
In this QFS, operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc. excluding:
(i)	net investment gains and losses;

(ii)	changes in experience-rated contractholder liabilities due to asset value fluctuations;

(iii)	discontinued operations other than discontinued real estate; and

(iv)	costs related to business combinations (since January 1, 2009) and noncontrolling interests, all net of income tax.
Operating earnings does not include the following related to net investment gains and losses: (i) amortization of deferred acquisition costs and value of business acquired, (ii) amortization of unearned revenue, and (iii) changes in policyholder dividend obligation, all net of income tax. Operating earnings includes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment, net of income tax. Operating earnings also reflects adjustments for all items mentioned above relating to operating joint ventures reported under the equity method of accounting.
In this QFS, operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated.
MetLife believes the presentation of operating earnings as we measure it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss), GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income (loss), operating earnings available to common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted share, the most directly comparable GAAP measures, are included in the QFS, which is available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions, except per share data)	2008	2009	2009	2009	2009

Operating earnings available to common shareholders	$132	$131	$723	$718	$
Preferred stock dividends	31	30	31	30

Operating earnings	163	161	754	748
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2,153	(906)	(3,829)	(2,139)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(50)	(31)	(32)	4
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)
Real estate discontinued operations	(5)	(2)	(1)	(2)
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(28)	(16)	8	(63)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(10)	2	—	1
Amortization of deferred acquisition costs — related to net investment gains (losses)	(778)	(183)	625	174
Other expenses:
Noncontrolling interest	(7)	(3)	(20)	(7)
Business combination costs	—	(11)	—	(22)
Provision for income tax expense (benefit)	(495)	401	1,183	721

Income (loss) from continuing operations, net of income tax	928	(585)	(1,419)	(624)

Income (loss) from discontinued operations, net of income tax	48	37	1	(1)

Net income (loss)	976	(548)	(1,418)	(625)

Less: Net income (loss) attributable to noncontrolling interest	(9)	(4)	(16)	(5)

Net income (loss) attributable to MetLife, Inc.	985	(544)	(1,402)	(620)
Less: Preferred stock dividends	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$954	$(574)	$(1,433)	$(650)	$

Operating earnings available to common shareholders — diluted	$0.17	$0.16	$0.88	$0.87	$
Net investment gains (losses), net of income tax	1.70	(0.71)	(2.95)	(1.68)
Other adjustments to continuing operatings, net of income tax	(0.73)	(0.21)	0.33	0.02
Discontinued operations, net of income tax	0.06	0.05	—	—

Net income (loss) available to MetLife, Inc’s common shareholders per common share — diluted	$1.20	$(0.71)	$(1.74)	$(0.79)	$

Weighted average common shares outstanding — diluted	793.6	810.8	825.1	827.3

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Book value per common share — (actual common shares outstanding)	$27.33	$25.75	$30.85	$39.36	$
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$45.29	$44.53	$42.86	$42.09	$

Book value per common share — diluted — (weighted average common shares outstanding)	$27.33	$25.98	$30.60	$38.95	$
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$45.29	$44.93	$42.52	$41.65	$

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Common shares outstanding, beginning of period	707.3	793.6	818.1	818.6
Treasury stock, net	75.0	0.1	0.5	0.2
Newly issued shares	11.3	24.4	—	—

Common shares outstanding, end of period	793.6	818.1	818.6	818.8

Weighted average common shares outstanding — basic	790.0	809.1	821.6	821.8
Dilutive effect of stock-based awards	3.6	1.7	3.5	5.5

Weighted average common shares outstanding — diluted	793.6	810.8	825.1	827.3

Policyholder Trust Shares	242.7	240.8	238.7	236.8

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$188,251	$191,415	$211,563	$223,896	$
Equity securities available-for-sale, at estimated fair value	3,197	2,817	3,045	3,117
Trading securities, at estimated fair value	946	922	1,471	1,970
Mortgage loans:
Held-for-investment, at amortized cost	49,352	49,074	48,229	48,239
Held-for-sale, principally at estimated fair value	2,012	3,970	4,271	2,442

Mortgage loans, net	51,364	53,044	52,500	50,681
Policy loans	9,802	9,851	9,907	10,001
Real estate and real estate joint ventures	7,535	7,331	7,246	6,982
Real estate held-for-sale	51	50	50	50
Other limited partnership interests	6,039	5,365	5,193	5,255
Short-term investments	13,878	10,896	8,117	6,861
Other invested assets	17,248	15,130	13,071	13,916

Total investments	298,311	296,821	312,163	322,729
Cash and cash equivalents	24,207	19,424	13,213	15,562
Accrued investment income	3,061	3,142	3,019	3,236
Premiums and other receivables	16,973	18,514	16,730	16,903
Deferred policy acquisition costs and value of business acquired	20,144	20,754	20,323	19,208
Current income tax recoverable	—	—	253	412
Deferred income tax assets	4,927	6,349	3,856	535
Goodwill	5,008	5,010	5,036	5,033
Other assets	7,262	7,028	7,896	7,140
Assets of subsidiaries held-for-sale	946	—	—	—
Separate account assets	120,839	114,366	126,968	144,434

Total assets	$501,678	$491,408	$509,457	$535,192	$

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$130,555	$131,609	$132,823	$134,492	$
Policyholder account balances	142,921	141,037	140,076	139,171
Other policyholder funds	7,762	8,136	8,319	8,549
Policyholder dividends payable	1,023	846	881	911
Bank deposits	6,884	7,531	7,807	8,372
Short-term debt	2,659	5,878	4,757	2,131
Long-term debt	9,667	11,042	12,940	13,202
Collateral financing arrangements	5,192	5,242	5,297	5,297
Junior subordinated debt securities	3,758	2,691	2,691	3,191
Current income tax payable	342	635	—	—
Payables for collateral under securities loaned and other transactions	31,059	24,341	24,607	24,363
Other liabilities	14,284	14,625	14,679	16,486
Liabilities of subsidiaries held-for-sale	748	—	—	—
Separate account liabilities	120,839	114,366	126,968	144,434

Total liabilities	477,693	467,979	481,845	500,599

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1
Common stock, at par value	8	8	8	8
Additional paid-in capital	15,811	16,860	16,849	16,865
Retained earnings	22,403	21,829	20,472	19,822
Treasury stock, at cost	(236)	(230)	(203)	(194)
Accumulated other comprehensive income (loss)	(14,253)	(15,358)	(9,834)	(2,234)

Total MetLife, Inc.’s stockholders’ equity	23,734	23,110	27,293	34,268
Noncontrolling interests	251	319	319	325

Total equity	23,985	23,429	27,612	34,593

Total liabilities and stockholders’ equity	$501,678	$491,408	$509,457	$535,192	$

(1)	Certain prior period amounts have been reclassified to conform with current presentation.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

OPERATING REVENUES
Premiums	$6,498	$6,122	$6,576	$6,601	$
Universal life and investment-type product policy fees	1,220	1,189	1,227	1,255
Net investment income	3,621	3,274	3,859	3,956
Other revenues	445	554	572	602

Total operating revenues	11,784	11,139	12,234	12,414

OPERATING EXPENSES
Policyholder benefits and dividends	7,316	6,979	7,388	7,549
Interest credited to policyholder account balances	1,220	1,170	1,229	1,259
Interest credited to bank deposits	43	43	40	37
Capitalization of deferred policy acquisition costs	(787)	(786)	(757)	(722)
Amortization of deferred policy acquisition costs	929	746	332	376
Interest expense	276	245	256	274
Other expenses	2,616	2,557	2,765	2,723

Total operating expenses	11,613	10,954	11,253	11,496

Operating earnings before provision for income tax	171	185	981	918
Provision for income tax expense (benefit)	8	24	227	170

Operating earnings	163	161	754	748
Preferred stock dividends	31	30	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$132	$131	$723	$718	$

Net Income Reconciliation

Operating earnings	$163	$161	$754	$748	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2,153	(906)	(3,829)	(2,139)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(50)	(31)	(32)	4
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)
Real estate discontinued operations	(5)	(2)	(1)	(2)
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(28)	(16)	8	(63)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(10)	2	—	1
Amortization of deferred acquisition costs — related to net investment gains (losses)	(778)	(183)	625	174
Other expenses:
Noncontrolling interest	(7)	(3)	(20)	(7)
Business combination costs	—	(11)	—	(22)
Provision for income tax expense (benefit)	(495)	401	1,183	721

Income (loss) from continuing operations, net of income tax	928	(585)	(1,419)	(624)

Income (loss) from discontinued operations, net of income tax	48	37	1	(1)

Net income (loss)	976	(548)	(1,418)	(625)

Less: Net income (loss) attributable to noncontrolling interest	(9)	(4)	(16)	(5)

Net income (loss) attributable to MetLife, Inc.	985	(544)	(1,402)	(620)
Less: Preferred stock dividends	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	$954	$(574)	$(1,433)	$(650)	$

Premiums, Fees and Other Revenues	$8,163	$7,865	$8,375	$8,458	$

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

December 31, 2009
Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

ASSETS
Total investments	$	$	$	$
Cash and cash equivalents
Accrued investment income
Premiums and other receivables
Deferred policy acquisition costs and value of business acquired
Current income tax recoverable
Deferred income tax receivable
Goodwill
Other assets
Assets of subsidiaries held-for-sale
Separate account assets

Total assets	$	$	$	$

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$	$	$	$
Policyholder account balances
Other policyholder funds
Policyholder dividends payable
Bank deposits
Short-term debt
Long-term debt
Collateral financing arrangements
Junior subordinated debt securities
Current income tax payable
Payables for collateral under securities loaned and other transactions
Other liabilities
Liabilities of subsidiaries held-for-sale
Separate account liabilities

Total liabilities

Stockholders’ Equity
Preferred stock, at par value
Common stock, at par value
Allocated equity (1)
Treasury stock, at cost
Accumulated other comprehensive income (loss)

Total MetLife, Inc.’s stockholders’ equity

Noncontrolling interests
Total equity

Total liabilities and stockholders’ equity	$	$	$	$

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET — U.S. BUSINESS

December 31, 2009
		Insurance	Retirement	Corporate Benefit
Unaudited (In millions)	U.S. Business	Products	Products	Funding	Auto & Home

ASSETS
Total investments	$	$	$	$	$
Cash and cash equivalents
Accrued investment income
Premiums and other receivables
Deferred policy acquisition costs and value of business acquired
Current income tax recoverable
Deferred income tax receivable
Goodwill
Other assets
Assets of subsidiaries held-for-sale
Separate account assets

Total assets	$	$	$	$	$

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$	$	$	$	$
Policyholder account balances
Other policyholder funds
Policyholder dividends payable
Bank deposits
Short-term debt
Long-term debt
Collateral financing arrangements
Junior subordinated debt securities
Current income tax payable
Payables for collateral under securities loaned and other transactions
Other liabilities
Liabilities of subsidiaries held-for-sale
Separate account liabilities

Total liabilities

Stockholders’ Equity
Preferred stock, at par value
Common stock, at par value
Allocated equity (1)
Treasury stock, at cost
Accumulated other comprehensive income (loss)

Total MetLife, Inc.’s stockholders’ equity

Noncontrolling interests
Total equity

Total liabilities and stockholders’ equity	$	$	$	$	$

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

For the Three Months Ended December 31, 2009
Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$	$	$	$
Universal life and investment-type product policy fees
Net investment income
Other revenues

Total operating revenues

OPERATING EXPENSES
Policyholder benefits and dividends
Interest credited to policyholder account balances
Interest credited to bank deposits
Capitalization of deferred policy acquisition costs
Amortization of deferred policy acquisition costs
Interest expense
Other expenses

Total operating expenses

Operating earnings before provision for income tax
Provision for income tax expense (benefit)

Operating earnings
Preferred stock dividends

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$	$	$	$

Net Income Reconciliation
Operating earnings	$	$	$	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting
Equity method operating joint ventures realized gains (losses), net of offsets
Real estate discontinued operations
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)
Changes in experience-rated contract liabilities due to asset value fluctuations
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting
Amortization of deferred acquisition costs — related to net investment gains (losses)
Other expenses:
Noncontrolling interest
Business combination costs
Provision for income tax expense (benefit)
Income (loss) from continuing operations, net of income tax

Income (loss) from discontinued operations, net of income tax

Net income (loss)

Less: Net income (loss) attributable to noncontrolling interest

Net income (loss) attributable to MetLife, Inc.
Less: Preferred stock dividends

Net income (loss) available to MetLife, Inc.’s common shareholders	$	$	$	$

Premiums, Fees and Other Revenues	$	$	$	$

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended December 31, 2008
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,498	$5,744	$753	$1
Universal life and investment-type product policy fees	1,220	972	248	—
Net investment income	3,621	3,229	234	158
Other revenues	445	321	5	119

Total operating revenues	11,784	10,266	1,240	278

OPERATING EXPENSES
Policyholder benefits and dividends	7,316	6,581	724	11
Interest credited to policyholder account balances	1,220	1,185	29	6
Interest credited to bank deposits	43	—	—	43
Capitalization of deferred policy acquisition costs	(787)	(636)	(152)	1
Amortization of deferred policy acquisition costs	929	796	133	—
Interest expense	276	4	4	268
Other expenses	2,616	1,934	374	308

Total operating expenses	11,613	9,864	1,112	637

Operating earnings before provision for income tax	171	402	128	(359)
Provision for income tax expense (benefit)	8	125	50	(167)

Operating earnings	163	277	78	(192)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$132	$277	$78	$(223)

Net Income Reconciliation
Operating earnings	$163	$277	$78	$(192)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2,153	1,220	(109)	1,042
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	16	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(50)	(38)	(9)	(3)
Equity method operating joint ventures realized gains (losses), net of offsets	64	—	64	—
Real estate discontinued operations	(5)	(5)	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(95)	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(28)	23	(51)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(10)	(9)	(1)	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(778)	(778)	—	—
Other expenses:
Noncontrolling interest	(7)	(3)	(7)	3
Business combination costs	—	—	—	—
Provision for income tax expense (benefit)	(495)	(119)	(7)	(369)

Income (loss) from continuing operations, net of income tax	928	489	(42)	481

Income (loss) from discontinued operations, net of income tax	48	(10)	—	58

Net income (loss)	976	479	(42)	539

Less: Net income (loss) attributable to noncontrolling interest	(9)	(2)	(9)	2

Net income (loss) attributable to MetLife, Inc.	985	481	(33)	537
Less: Preferred stock dividends	31	—	—	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$954	$481	$(33)	$506

Premiums, Fees and Other Revenues	$8,163	$7,037	$1,006	$120

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

For the Year Ended December 31, 2009
Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$	$	$	$
Universal life and investment-type product policy fees
Net investment income
Other revenues

Total operating revenues

OPERATING EXPENSES
Policyholder benefits and dividends
Interest credited to policyholder account balances
Interest credited to bank deposits
Capitalization of deferred policy acquisition costs
Amortization of deferred policy acquisition costs
Interest expense
Other expenses

Total operating expenses

Operating earnings before provision for income tax
Provision for income tax expense (benefit)

Operating earnings
Preferred stock dividends

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$	$	$	$

Net Income Reconciliation
Operating earnings	$	$	$	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting
Equity method operating joint ventures realized gains (losses), net of offsets
Real estate discontinued operations
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)
Changes in experience-rated contract liabilities due to asset value fluctuations
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting
Amortization of deferred acquisition costs — related to net investment gains (losses)
Other expenses:
Noncontrolling interest
Business combination costs
Provision for income tax expense (benefit)

Income (loss) from continuing operations, net of income tax

Income (loss) from discontinued operations, net of income tax

Net income (loss)

Less: Net income (loss) attributable to noncontrolling interest

Net income (loss) attributable to MetLife, Inc.
Less: Preferred stock dividends

Net income (loss) available to MetLife, Inc.’s common shareholders	$	$	$	$

Premiums, Fees and Other Revenues	$	$	$	$

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2008
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$25,914	$22,417	$3,470	$27
Universal life and investment-type product policy fees	5,363	4,268	1,095	—
Net investment income	16,200	14,212	1,180	808
Other revenues	1,586	1,384	18	184

Total operating revenues	49,063	42,281	5,763	1,019

OPERATING EXPENSES
Policyholder benefits and dividends	29,007	25,776	3,185	46
Interest credited to policyholder account balances	4,743	4,565	171	7
Interest credited to bank deposits	166	—	—	166
Capitalization of deferred policy acquisition costs	(3,092)	(2,291)	(798)	(3)
Amortization of deferred policy acquisition costs	2,968	2,582	381	5
Interest expense	1,051	9	9	1,033
Other expenses	10,309	7,531	2,079	699

Total operating expenses	45,152	38,172	5,027	1,953

Operating earnings before provision for income tax	3,911	4,109	736	(934)
Provision for income tax expense (benefit)	1,092	1,330	257	(495)

Operating earnings	2,819	2,779	479	(439)
Preferred stock dividends	125	—	—	125

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,694	$2,779	$479	$(564)

Net Income Reconciliation
Operating earnings	$2,819	$2,779	$479	$(439)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,812	696	169	947
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	18	18	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(5)	18	(36)	13
Equity method operating joint ventures realized gains (losses), net of offsets	105	—	105	—
Real estate discontinued operations	(9)	(9)	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(318)	(318)	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	137	125	12	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(45)	(44)	(1)	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(521)	(521)	—	—
Other expenses:
Noncontrolling interest	(24)	—	(28)	4
Business combination costs	—	—	—	—
Provision for income tax expense (benefit)	(488)	11	(147)	(352)

Income (loss) from continuing operations, net of income tax	3,481	2,755	553	173

Income (loss) from discontinued operations, net of income tax	(203)	(2)	—	(201)

Net income (loss)	3,278	2,753	553	(28)

Less: Net income (loss) attributable to noncontrolling interest	69	—	(27)	96

Net income (loss) attributable to MetLife, Inc.	3,209	2,753	580	(124)
Less: Preferred stock dividends	125	—	—	125

Net income (loss) available to MetLife, Inc.’s common shareholders	$3,084	$2,753	$580	$(249)

Premiums, Fees and Other Revenues	$32,863	$28,069	$4,583	$211

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

U.S. BUSINESS

INSURANCE PRODUCTS	$258	$155	$285	$302	$

RETIREMENT PRODUCTS	(204)	(118)	143	105

CORPORATE BENEFIT FUNDING	111	65	155	140

AUTO & HOME	112	76	76	86

U.S. BUSINESS TOTAL	$277	$178	$659	$633	$

INTERNATIONAL	78	131	158	153

BANKING, CORPORATE & OTHER	(223)	(178)	(94)	(68)

METLIFE, INC. CONSOLIDATED	$132	$131	$723	$718	$

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in the QFS as follows: (i) Insurance Products, page 12, (ii) Retirement Products, page 19, (iii) Corporate Benefit Funding, page 23, (iv) Auto & Home, page 27, (v) International, page 31, and (vi) Banking, Corporate & Other, page 35. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) attributable to MetLife, Inc. appears on page 4.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$4,222	$4,201	$4,235	$4,222	$	$16,402	$
Universal life and investment-type product policy fees	519	583	543	533		2,171
Net investment income	1,314	1,281	1,413	1,437		5,787
Other revenues	194	177	181	221		819

Total operating revenues	6,249	6,242	6,372	6,413		25,179

OPERATING EXPENSES
Policyholder benefits and dividends	4,655	4,748	4,700	4,745		18,183
Interest credited to policyholder account balances	231	231	233	240		930
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(202)	(206)	(213)	(218)		(849)
Amortization of deferred policy acquisition costs	112	210	161	145		743
Interest expense	2	1	2	—		5
Other expenses	1,061	1,023	1,061	1,048		4,196

Total operating expenses	5,859	6,007	5,944	5,960		23,208

Operating earnings before provision for income tax	390	235	428	453		1,971
Provision for income tax expense (benefit)	132	80	143	151		661

Operating earnings	258	155	285	302		1,310
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$258	$155	$285	$302	$	$1,310	$

Net Income Reconciliation
Operating earnings	$258	$155	$285	$302	$	$1,310	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,721	(1,036)	(878)	(139)		1,558
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)		18
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(15)	(24)	(19)	(14)		(2)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		1
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—		(318)
Changes in experience-rated contract liabilities due to asset value fluctuations	7	7	(3)	1		52
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(125)	(48)	81	(47)		56
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	(530)	390	290	72		(480)

Income (loss) from continuing operations, net of income tax	1,237	(573)	(255)	171		2,195

Income (loss) from discontinued operations, net of income tax	(15)	19	—	—		(8)

Net income (loss)	1,222	(554)	(255)	171		2,187

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	1,222	(554)	(255)	171		2,187
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,222	$(554)	$(255)	$171	$	$2,187	$

Premiums, Fees and Other Revenues	$4,935	$4,961	$4,959	$4,976	$	$19,392	$

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$1,635	$1,745	$1,754	$1,739	$	$6,624	$
Universal life and investment-type product policy fees	163	165	163	152		649
Net investment income	211	202	199	203		915
Other revenues	4	3	2	2		10

Total operating revenues	2,013	2,115	2,118	2,096		8,198

OPERATING EXPENSES
Policyholder benefits and dividends	1,682	1,788	1,776	1,732		6,756
Interest credited to policyholder account balances	48	47	46	46		213
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(4)	(5)	(4)	(3)		(17)
Amortization of deferred policy acquisition costs	4	9	6	6		26
Interest expense	—	—	—	—		—
Other expenses	148	147	159	151		581

Total operating expenses	1,878	1,986	1,983	1,932		7,559

Operating earnings before provision for income tax	135	129	135	164		639
Provision for income tax expense (benefit)	46	44	46	56		217

Operating earnings	89	85	89	108		422
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$89	$85	$89	$108	$	$422	$

Net Income Reconciliation

Operating earnings	$89	$85	$89	$108	$	$422	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(103)	(105)	(116)	(33)		(220)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(8)	(16)	(10)	(6)		(5)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	3	5	(2)	5		5
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	38	40	45	12		77

Income (loss) from continuing operations, net of income tax	19	9	6	86		279

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	19	9	6	86		279

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	19	9	6	86		279
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$19	$9	$6	$86	$	$279	$

Premiums, Fees and Other Revenues	$1,802	$1,913	$1,919	$1,893	$	$7,283	$

Group Life Mortality Ratio	91.9%	91.8%	90.4%	89.2%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$1,137	$985	$1,026	$1,035	$	$4,120	$
Universal life and investment-type product policy fees	352	415	378	378		1,512
Net investment income	949	943	1,036	1,036		4,160
Other revenues	92	76	82	114		404

Total operating revenues	2,530	2,419	2,522	2,563		10,196

OPERATING EXPENSES
Policyholder benefits and dividends	1,722	1,674	1,638	1,700		6,510
Interest credited to policyholder account balances	176	178	181	188		692
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(150)	(151)	(162)	(169)		(634)
Amortization of deferred policy acquisition costs	98	164	118	102		622
Interest expense	2	1	2	—		5
Other expenses	536	522	547	546		2,181

Total operating expenses	2,384	2,388	2,324	2,367		9,376

Operating earnings before provision for income tax	146	31	198	196		820
Provision for income tax expense (benefit)	48	11	65	63		270

Operating earnings	98	20	133	133		550
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$98	$20	$133	$133	$	$550	$

Net Income Reconciliation

Operating earnings	$98	$20	$133	$133	$	$550	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	27	(57)	(373)	(160)		(237)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)		18
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(2)	(2)	—		15
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		1
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—		(318)
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(125)	(48)	81	(47)		56
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	60	44	105	75		160

Income (loss) from continuing operations, net of income tax	(22)	(60)	(67)	(3)		245

Income (loss) from discontinued operations, net of income tax	(15)	19	—	—		(8)

Net income (loss)	(37)	(41)	(67)	(3)		237

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	(37)	(41)	(67)	(3)		237
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(37)	$(41)	$(67)	$(3)	$	$237	$

Premiums, Fees and Other Revenues	$1,581	$1,476	$1,486	$1,527	$	$6,036	$

Mortality as a Percentage of Expected	83.9%	82.6%	74.9%	91.2%

Lapse Ratio

Traditional Life	6.1%	6.4%	6.7%	6.9%
Variable & Universal Life	5.7%	6.2%	6.6%	6.8%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$1,450	$1,471	$1,455	$1,448	$	$5,658	$
Universal life and investment-type product policy fees	4	3	2	3		10
Net investment income	154	136	178	198		712
Other revenues	98	98	97	105		405

Total operating revenues	1,706	1,708	1,732	1,754		6,785

OPERATING EXPENSES
Policyholder benefits and dividends	1,251	1,286	1,286	1,313		4,917
Interest credited to policyholder account balances	7	6	6	6		25
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(48)	(50)	(47)	(46)		(198)
Amortization of deferred policy acquisition costs	10	37	37	37		95
Interest expense	—	—	—	—		—
Other expenses	377	354	355	351		1,434

Total operating expenses	1,597	1,633	1,637	1,661		6,273

Operating earnings before provision for income tax	109	75	95	93		512
Provision for income tax expense (benefit)	38	25	32	32		174

Operating earnings	71	50	63	61		338
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$71	$50	$63	$61	$	$338	$

Net Income Reconciliation

Operating earnings	$71	$50	$63	$61	$	$338	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,797	(874)	(389)	54		2,015
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(4)	(6)	(7)	(8)		(12)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	4	2	(1)	(4)		47
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	(628)	306	140	(15)		(717)

Income (loss) from continuing operations, net of income tax	1,240	(522)	(194)	88		1,671

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	1,240	(522)	(194)	88		1,671

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	1,240	(522)	(194)	88		1,671
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,240	$(522)	$(194)	$88	$	$1,671	$

Premiums, Fees and Other Revenues	$1,552	$1,572	$1,554	$1,556	$	$6,073	$

Non-Medical Health Benefit Ratio	86.3%	87.4%	88.4%	90.7%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$11,674	$11,406	$11,654	$11,842	$
Premiums and deposits	3,296	3,633	3,670	3,600
Surrenders and withdrawals	(1,634)	(1,314)	(1,404)	(1,467)
Benefit payments	(1,837)	(2,002)	(1,985)	(1,969)

Net Flows	(175)	317	281	164
Net transfers from (to) separate account	1	1	1	2
Interest	90	80	78	76
Policy charges	(139)	(135)	(136)	(132)
Other	(45)	(15)	(36)	(41)

Balance, end of period	$11,406	$11,654	$11,842	$11,911	$

INDIVIDUAL LIFE
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$71,342	$71,686	$72,457	$72,920	$
Premiums and deposits	2,100	2,031	2,034	2,049
Surrenders and withdrawals	(1,103)	(978)	(1,026)	(978)
Benefit payments	(571)	(612)	(569)	(576)

Net Flows	426	441	439	495
Net transfers from (to) separate account	44	31	127	(14)
Interest	714	733	736	755
Policy charges	(389)	(391)	(394)	(389)
Other	(451)	(43)	(445)	(460)

Balance, end of period	$71,686	$72,457	$72,920	$73,307	$

NON-MEDICAL HEALTH
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$11,822	$12,120	$12,367	$12,579	$
Premiums and deposits	1,504	1,527	1,500	1,585
Surrenders and withdrawals	(23)	(6)	(6)	(106)
Benefit payments	(982)	(1,055)	(1,104)	(1,074)

Net Flows	499	466	390	405
Net transfers from (to) separate account	—	—	—	—
Interest	129	131	135	140
Policy charges	—	—	—	—
Other	(330)	(350)	(313)	(256)

Balance, end of period	$12,120	$12,367	$12,579	$12,868	$

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$414	$334	$316	$366	$
Premiums and deposits	37	39	39	38
Surrenders and withdrawals	(8)	(6)	(6)	(10)
Benefit payments	(1)	(2)	1	—

Net Flows	28	31	34	28
Investment Performance	(81)	(20)	47	53
Net transfers from (to) general account	(1)	(1)	(1)	(2)
Policy charges	(27)	(29)	(29)	(29)
Other	1	1	(1)	—

Balance, end of period	$334	$316	$366	$416	$

INDIVIDUAL LIFE
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$8,832	$7,193	$6,744	$7,313	$
Premiums and deposits	257	228	216	210
Surrenders and withdrawals	(114)	(136)	(119)	(103)
Benefit payments	(6)	(8)	(7)	(10)

Net Flows	137	84	90	97
Investment Performance	(1,565)	(351)	755	953
Net transfers from (to) general account	(44)	(31)	(127)	14
Policy charges	(150)	(150)	(147)	(147)
Other	(17)	(1)	(2)	2

Balance, end of period	$7,193	$6,744	$7,313	$8,232	$

NON-MEDICAL HEALTH
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$705	$763	$793	$832	$
Premiums and deposits	40	40	38	38
Surrenders and withdrawals	(3)	(3)	(4)	(4)
Benefit payments	—	—	—	—

Net Flows	37	37	34	34
Investment Performance	30	—	11	30
Net transfers from (to) general account	—	—	—	—
Policy charges	(9)	(6)	(6)	(8)
Other	—	(1)	—	23

Balance, end of period	$763	$793	$832	$911	$

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Direct and allocated expenses	$615	$566	$567	$568	$
Pension and post-retirement benefit costs	43	55	73	70
Premium taxes, other taxes, and licenses & fees	58	82	83	82

Total fixed operating expenses	$716	$703	$723	$720	$

Commissions and other variable expenses	345	320	338	328

Total other expenses	$1,061	$1,023	$1,061	$1,048	$

INDIVIDUAL LIFE SALES BY PRODUCT (1)
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Individual Life Sales
Term Life	$30	$28	$34	$37	$
Whole Life	22	21	32	30
Variable Life	19	10	13	10
Universal Life	52	38	44	50

Total Individual Life sales (2)	$123	$97	$123	$127	$

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)	Of the $[XX] million of First Year Individual Life sales during the three months ended December 31, 2009, approximately [XX]% were distributed through MetLife agents, [XX]% through New England Financial agents, [XX]% through MetLife’s Third Party and [XX]% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT

GROUP LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	5.50%	5.17%	5.08%	5.20%
Average crediting rate	2.68%	2.45%	2.33%	2.20%

Annualized general account spread	2.82%	2.72%	2.75%	3.00%

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	5.30%	4.97%	6.24%	6.07%
Average crediting rate	4.47%	4.59%	4.56%	4.58%

Annualized general account spread (1)	0.83%	0.38%	1.68%	1.49%

NON-MEDICAL HEALTH	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	4.25%	3.60%	5.01%	5.57%
Average crediting rate	4.73%	4.68%	4.76%	4.69%

Annualized general account spread	(0.48%)	(1.08%)	0.25%	0.88%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$139	$152	$139	$140	$	$361	$
Universal life and investment-type product policy fees	381	356	397	466		1,870
Net investment income	558	623	724	749		2,365
Other revenues	33	30	34	61		168

Total operating revenues	1,111	1,161	1,294	1,416		4,764

OPERATING EXPENSES
Policyholder benefits and dividends	271	325	353	424		692
Interest credited to policyholder account balances	366	402	428	431		1,337
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(325)	(329)	(285)	(223)		(980)
Amortization of deferred policy acquisition costs	568	326	(44)	42		1,356
Interest expense	—	—	1	—		2
Other expenses	539	619	621	580		2,065

Total operating expenses	1,419	1,343	1,074	1,254		4,472

Operating earnings before provision for income tax	(308)	(182)	220	162		292
Provision for income tax expense (benefit)	(104)	(64)	77	57		99

Operating earnings	(204)	(118)	143	105		193
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(204)	$(118)	$143	$105	$	$193	$

Net Income Reconciliation
Operating earnings	$(204)	$(118)	$143	$105	$	$193	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	645	150	(1,120)	(462)		901
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(16)	(50)	(55)	(49)		(35)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(653)	(135)	544	221		(577)
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	8	11	221	103		(100)

Income (loss) from continuing operations, net of income tax	(220)	(142)	(267)	(82)		382

Income (loss) from discontinued operations, net of income tax	(2)	5	—	—		(2)

Net income (loss)	(222)	(137)	(267)	(82)		380

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	(222)	(137)	(267)	(82)		380
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(222)	$(137)	$(267)	$(82)	$	$380	$

Premiums, Fees and Other Revenues	$553	$538	$570	$667	$	$2,399	$

Lapse Ratio

Fixed Annuities	11.3%	10.4%	9.4%	8.6%
Variable Annuities	9.5%	9.3%	8.6%	7.9%

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$41,765	$47,937	$51,415	$51,228	$
Premiums and deposits (1), (2)	5,622	5,335	2,768	1,944
Surrenders and withdrawals	(1,615)	(1,413)	(923)	(890)
Benefit payments	(287)	(315)	(374)	(363)

Net Flows	3,720	3,607	1,471	691
Net transfers from (to) separate account	1	(231)	(1,217)	(1,107)
Interest	457	495	529	522
Policy charges	(8)	(11)	(12)	(10)
Other	2,002	(382)	(958)	64

Balance, end of period	$47,937	$51,415	$51,228	$51,388	$

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$75,938	$62,264	$59,194	$70,538	$
Premiums and deposits (1)	2,149	2,260	2,894	2,279
Surrenders and withdrawals	(1,587)	(1,230)	(1,176)	(1,283)
Benefit payments	(136)	(120)	(141)	(140)

Net Flows	426	910	1,577	856
Investment Performance	(13,820)	(3,945)	8,872	9,964
Net transfers from (to) general account	(1)	231	1,217	1,107
Policy charges	(288)	(271)	(322)	(366)
Other	9	5	—	1

Balance, end of period	$62,264	$59,194	$70,538	$82,100	$

(1)	Includes Company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT

OTHER EXPENSES
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Direct and allocated expenses	$170	$162	$172	$183	$
Pension and post-retirement benefit costs	13	18	25	22
Premium taxes, other taxes, and licenses & fees	6	2	2	7

Total fixed operating expenses	$189	$182	$199	$212	$

Commissions and other variable expenses	350	437	422	368

Total other expenses	$539	$619	$621	$580	$

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (in millions)	2008	2009	2009	2009	2009

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$4,122	$3,645	$949	$596	$
Variable annuity sales	3,424	3,737	4,507	3,441

Total annuity sales (2)	$7,546	$7,382	$5,456	$4,037	$

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$2,005	$2,147	$2,775	$2,171	$

General Accounts
Fixed annuity	4,122	3,645	949	596
Variable annuity	1,419	1,590	1,732	1,270

Total general accounts	5,541	5,235	2,681	1,866

Total premiums and deposits	$7,546	$7,382	$5,456	$4,037	$

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)	Of the $[XX] million of Annuity Sales during the three months ended December 31, 2009, approximately [XX]% were distributed through MetLife agents, [XX]% through New England Financial agents, [XX]% through MetLife’s Third Party channels, [XX]% through MetLife Resources representatives and [XX]% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD

DEFERRED ANNUITIES
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	5.05%	5.20%	5.84%	5.86%
Average crediting rate	3.88%	3.86%	3.96%	3.88%

Annualized general account spread	1.17%	1.34%	1.88%	1.98%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$644	$324	$695	$639	$	$2,683	$
Universal life and investment-type product policy fees	72	40	61	34		227
Net investment income	1,320	1,111	1,179	1,210		5,874
Other revenues	86	69	69	34		359

Total operating revenues	2,122	1,544	2,004	1,917		9,143

OPERATING EXPENSES
Policyholder benefits and dividends	1,223	879	1,240	1,192		4,977
Interest credited to policyholder account balances	588	459	409	390		2,298
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(2)	(2)	(6)	(5)		(18)
Amortization of deferred policy acquisition costs	5	5	4	3		29
Interest expense	2	2	—	1		2
Other expenses	138	105	122	128		476

Total operating expenses	1,954	1,448	1,769	1,709		7,764

Operating earnings before provision for income tax	168	96	235	208		1,379
Provision for income tax expense (benefit)	57	31	80	68		466

Operating earnings	111	65	155	140		913
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$111	$65	$155	$140	$	$913	$

Net Income Reconciliation

Operating earnings	$111	$65	$155	$140	$	$913	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1,103)	(809)	(821)	(417)		(1,629)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(7)	39	45	58		55
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	(5)	(2)	(1)	(2)		(10)
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	16	(1)	(28)	(40)		73
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(9)	1	1	1		(44)
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	(3)	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	388	268	282	141		545

Income (loss) from continuing operations, net of income tax	(612)	(439)	(367)	(119)		(97)

Income (loss) from discontinued operations, net of income tax	7	1	1	1		8

Net income (loss)	(605)	(438)	(366)	(118)		(89)

Less: Net income (loss) attributable to noncontrolling interest	(2)	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	(603)	(438)	(366)	(118)		(89)
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(603)	$(438)	$(366)	$(118)	$	$(89)	$

Premiums, Fees and Other Revenues	$802	$433	$825	$707	$	$3,269	$

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$101,812	$107,091	$101,662	$99,652	$
Premiums and deposits	19,639	13,215	16,393	10,427
Surrenders and withdrawals	(15,221)	(18,277)	(18,009)	(12,532)
Benefit payments	(779)	(770)	(769)	(820)

Net Flows	3,639	(5,832)	(2,385)	(2,925)
Net transfers from (to) separate account	(7)	(13)	(17)	(16)
Interest	1,180	1,139	1,083	1,044
Policy charges	(32)	(29)	(36)	(30)
Other	499	(694)	(655)	172

Balance, end of period	$107,091	$101,662	$99,652	$97,897	$

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$48,741	$45,814	$42,726	$42,293	$
Premiums and deposits	1,490	1,655	631	1,931
Surrenders and withdrawals	(1,593)	(1,883)	(1,099)	(1,177)
Benefit payments	(11)	(10)	(13)	(10)

Net Flows	(114)	(238)	(481)	744
Investment Performance	(1,020)	(985)	1,590	2,703
Net transfers from (to) general account	7	13	17	16
Policy charges	(128)	(59)	(57)	(55)
Other	(1,672)	(1,819)	(1,502)	314

Balance, end of period	$45,814	$42,726	$42,293	$46,015	$

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Direct and allocated expenses	$93	$64	$69	$63	$
Pension and other post-retirement benefit costs	12	10	16	15
Premium taxes, other taxes, and licenses and fees	(1)	1	6	12

Total fixed operating expenses	$104	$75	$91	$90	$

Commissions and other variable expenses	34	30	31	38

Total other expenses	$138	$105	$122	$128	$

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	4.96%	4.06%	4.52%	4.71%
Average crediting rate	4.74%	4.20%	4.15%	4.14%

Annualized general account spread	0.22%	(0.14%)	0.37%	0.57%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums (1)	$739	$722	$726	$727	$	$2,971	$
Universal life and investment-type product policy fees	—	—	—	—		—
Net investment income	37	40	49	45		186
Other revenues	8	9	5	8		38

Total operating revenues	784	771	780	780		3,195

OPERATING EXPENSES
Policyholder benefits and dividends (1)	432	479	492	483		1,924
Interest credited to policyholder account balances	—	—	—	—		—
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(107)	(104)	(113)	(112)		(444)
Amortization of deferred policy acquisition costs	111	110	111	107		454
Interest expense	—	—	—	—		—
Other expenses	196	187	194	189		794

Total operating expenses	632	672	684	667		2,728

Operating earnings before provision for income tax	152	99	96	113		467
Provision for income tax expense (benefit)	40	23	20	27		104

Operating earnings	112	76	76	86		363
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$112	$76	$76	$86	$	$363	$

Net Income Reconciliation

Operating earnings	$112	$76	$76	$86	$	$363	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(43)	31	(8)	(30)		(134)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	15	(11)	3	11		46

Income (loss) from continuing operations, net of income tax	84	96	71	67		275

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	84	96	71	67		275

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	84	96	71	67		275
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	84	$96	$71	$67	$	$275	$

Premiums, Fees and Other Revenues	$747	$731	$731	$735	$	$3,009	$

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums (1)	$511	$497	$499	$500	$	$2,061	$
Universal life and investment-type product policy fees	—	—	—	—		—
Net investment income	28	25	30	28		135
Other revenues	4	5	3	5		23

Total operating revenues	543	527	532	533		2,219

OPERATING EXPENSES
Policyholder benefits and dividends (1)	343	316	350	353		1,283
Interest credited to policyholder account balances	—	—	—	—		—
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(69)	(70)	(75)	(77)		(295)
Amortization of deferred policy acquisition costs	72	70	75	74		301
Interest expense	—	—	—	—		—
Other expenses	133	129	124	124		533

Total operating expenses	479	445	474	474		1,822

Operating earnings before provision for income tax	64	82	58	59		397
Provision for income tax expense (benefit)	15	20	13	13		95

Operating earnings	49	62	45	46		302
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$49	$62	$45	$46	$	$302	$

Net Income Reconciliation

Operating earnings	$49	$62	$45	$46	$	$302	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(30)	19	(5)	(18)		(92)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	10	(7)	2	7		31

Income (loss) from continuing operations, net of income tax	29	74	42	35		241

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	29	74	42	35		241

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	29	74	42	35		241
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$29	$74	$42	$35	$	$241	$

Premiums, Fees and Other Revenues	$515	$502	$502	$505	$	$2,084	$

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

\

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums (1)	$228	$225	$227	$227	$	$910	$
Universal life and investment-type product policy fees	—	—	—	—		—
Net investment income	9	15	19	17		51
Other revenues	4	4	2	3		15

Total operating revenues	241	244	248	247		976

OPERATING EXPENSES
Policyholder benefits and dividends (1)	89	163	142	130		641
Interest credited to policyholder account balances	—	—	—	—		—
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(38)	(34)	(38)	(35)		(149)
Amortization of deferred policy acquisition costs	39	40	36	33		153
Interest expense	—	—	—	—		—
Other expenses	63	58	70	65		261

Total operating expenses	153	227	210	193		906

Operating earnings before provision for income tax	88	17	38	54		70
Provision for income tax expense (benefit)	25	3	7	14		9

Operating earnings	63	14	31	40		61
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$63	$14	$31	$40	$	$61	$

Net Income Reconciliation

Operating earnings	$63	$14	$31	$40	$	$61	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(13)	12	(3)	(12)		(42)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	5	(4)	1	4		15

Income (loss) from continuing operations, net of income tax	55	22	29	32		34

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	55	22	29	32		34

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	55	22	29	32		34
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$55	$22	$29	$32	$	$34	$

Premiums, Fees and Other Revenues	$232	$229	$229	$230	$	$925	$

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Written Premiums by Product
Automobile	$490	$496	$503	$503	$
Homeowners	207	182	231	240
Other	11	21	13	11

Total	$708	$699	$747	$754	$

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	58.3%	66.5%	67.7%	66.1%
Policyholder benefits and dividends	0.2%	(0.1%)	0.2%	0.1%
Other expense ratio	27.0%	26.7%	26.2%	25.5%
Payment fees credit	(0.6%)	(0.7%)	(0.6%)	(0.6%)

Total combined ratio	84.9%	92.4%	93.5%	91.1%
Effect of catastrophe losses	2.0%	4.3%	5.5%	3.4%

Combined ratio excluding catastrophes	82.9%	88.1%	88.0%	87.7%

Auto
Loss and loss adjustment expense ratio	67.0%	63.6%	69.8%	70.2%
Policyholder benefits and dividends	0.2%	(0.1%)	0.2%	0.1%
Other expense ratio	26.6%	26.0%	25.1%	24.4%
Payment fees credit	(0.7%)	(0.8%)	(0.7%)	(0.7%)

Total combined ratio	93.1%	88.7%	94.4%	94.0%
Effect of catastrophe losses	0.0%	0.8%	0.8%	0.4%

Combined ratio excluding catastrophes	93.1%	87.9%	93.6%	93.6%

Homeowners & Other
Loss and loss adjustment expense ratio	38.9%	72.6%	63.3%	56.9%
Policyholder benefits and dividends	0.1%	(0.1%)	0.2%	0.2%
Other expense ratio	28.1%	28.4%	28.5%	28.0%
Payment fees credit	(0.5%)	(0.5%)	(0.4%)	(0.4%)

Total combined ratio	66.6%	100.4%	91.6%	84.7%
Effect of catastrophe losses	6.7%	12.0%	15.9%	9.7%

Combined ratio excluding catastrophes	59.9%	88.4%	75.7%	75.0%

Pre-Tax Catastrophe Losses
Auto	$—	$4	$4	$2	$
Homeowners & Other	15	27	36	22

Total	$15	$31	$40	$24	$

Catastrophe points on combined ratios	2.0	4.3	5.5	3.4

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended						For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,		December 31,	December 31,
Unaudited (In millions, except actual number of sales representatives)	2008	2009	2009	2009	2009		2008	2009

OPERATING REVENUES
Premiums	$753	$721	$777	$868	$		$3,470	$
Universal life and investment-type product policy fees	248	210	226	222			1,095
Net investment income	234	168	359	395			1,180
Other revenues	5	2	2	4			18

Total operating revenues	1,240	1,101	1,364	1,489			5,763

OPERATING EXPENSES
Policyholder benefits and dividends	724	548	600	705			3,185
Interest credited to policyholder account balances	29	78	159	198			171
Interest credited to bank deposits	—	—	—	—			—
Capitalization of deferred policy acquisition costs	(152)	(145)	(140)	(164)			(798)
Amortization of deferred policy acquisition costs	133	95	98	79			381
Interest expense	4	2	1	3			9
Other expenses	374	336	436	481			2,079

Total operating expenses	1,112	914	1,154	1,302			5,027

Operating earnings before provision for income tax	128	187	210	187			736
Provision for income tax expense (benefit)	50	56	52	34			257

Operating earnings	78	131	158	153			479
Preferred stock dividends	—	—	—	—			—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$78	$131	$158	$153	$		$479	$

Net Income Reconciliation
Operating earnings	$78	$131	$158	$153	$		$479	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(109)	454	(501)	(574)			169
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—			—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(9)	5	(5)	(3)			(36)
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)			105
Real estate discontinued operations	—	—	—	—			—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—			—
Changes in experience-rated contract liabilities due to asset value fluctuations	(51)	(22)	39	(24)			12
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(1)	1	(1)	—			(1)
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—			—
Other expenses:
Noncontrolling interest	(7)	(5)	(9)	(7)			(28)
Business combination costs	—	—	—	—			—
Provision for income tax expense (benefit)	(7)	(149)	201	207			(147)

Income (loss) from continuing operations, net of income tax	(42)	435	(214)	(283)			553

Income (loss) from discontinued operations, net of income tax	—	—	—	—			—

Net income (loss)	(42)	435	(214)	(283)			553

Less: Net income (loss) attributable to noncontrolling interest	(9)	(5)	(9)	(5)			(27)

Net income (loss) attributable to MetLife, Inc.	(33)	440	(205)	(278)			580
Less: Preferred stock dividends	—	—	—	—			—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(33)	$440	$(205)	$(278)		$	$580	$

Premiums, Fees and Other Revenues	$1,006	$933	$1,005	$1,094		$	$4,583	$

Actual Number of Sales Representatives	6,000	5,757	5,747	5,622

INTERNATIONAL — LATIN AMERICA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except actual number of sales representatives)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$358	$348	$366	$420	$	$1,822	$
Universal life and investment-type product policy fees	133	122	136	133		614
Net investment income	244	119	191	193		1,103
Other revenues	5	1	1	3		14

Total operating revenues	740	590	694	749		3,553

OPERATING EXPENSES
Policyholder benefits and dividends	393	265	326	384		1,938
Interest credited to policyholder account balances	68	78	81	86		317
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(34)	(34)	(41)	(40)		(186)
Amortization of deferred policy acquisition costs	57	32	34	22		111
Interest expense	—	—	—	—		3
Other expenses	93	71	177	193		752

Total operating expenses	577	412	577	645		2,935

Operating earnings before provision for income tax	163	178	117	104		618
Provision for income tax expense (benefit)	48	56	31	23		200

Operating earnings	115	122	86	81		418
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$115	$122	$86	$81	$	$418	$

Net Income Reconciliation

Operating earnings	$115	$122	$86	$81	$	$418	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(72)	(17)	23	(23)		(129)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(6)	8	—	2		(27)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	(51)	(22)	39	(24)		12
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	29	3	(11)	10		20

Income (loss) from continuing operations, net of income tax	15	94	137	46		294

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	15	94	137	46		294

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	15	94	137	46		294
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$15	$94	$137	$46	$	$294	$

Premiums, Fees and Other Revenues	$496	$471	$503	$556	$	$2,450	$

Actual Number of Sales Representatives	139	118	120	114

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except actual number of sales representatives)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$302	$289	$329	$353	$	$1,269	$
Universal life and investment-type product policy fees	109	76	78	78		440
Net investment income	(13)	50	147	126		59
Other revenues	—	—	1	—		3

Total operating revenues	398	415	555	557		1,771

OPERATING EXPENSES
Policyholder benefits and dividends	305	258	253	292		1,152
Interest credited to policyholder account balances	(37)	6	63	40		(131)
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(75)	(59)	(75)	(88)		(425)
Amortization of deferred policy acquisition costs	58	52	52	49		214
Interest expense	1	1	—	2		4
Other expenses	153	134	154	167		787

Total operating expenses	405	392	447	462		1,601

Operating earnings before provision for income tax	(7)	23	108	95		170
Provision for income tax expense (benefit)	7	2	22	13		73

Operating earnings	(14)	21	86	82		97
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(14)	$21	$86	$82	$	$97	$

Net Income Reconciliation
Operating earnings	$(14)	$21	$86	$82	$	$97	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(30)	469	(527)	(555)		301
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(3)	(5)	(5)		(9)
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)		105
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(1)	1	(1)	—		(1)
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	—	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	(40)	(152)	213	198		(170)

Income (loss) from continuing operations, net of income tax	(24)	356	(330)	(315)		323

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	(24)	356	(330)	(315)		323

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—		—

Net income (loss) attributable to MetLife, Inc.	(24)	356	(330)	(315)		323
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(24)	$356	$(330)	$(315)	$	$323	$

Premiums, Fees and Other Revenues	$411	$365	$408	$431	$	$1,712	$

Actual Number of Sales Representatives	5,861	5,639	5,627	5,508

INTERNATIONAL — EUROPEAN REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except actual number of sales representatives)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$93	$84	$82	$95	$	$379	$
Universal life and investment-type product policy fees	6	12	12	11		41
Net investment income	3	(1)	21	76		18
Other revenues	—	1	—	1		1

Total operating revenues	102	96	115	183		439

OPERATING EXPENSES
Policyholder benefits and dividends	26	25	21	29		95
Interest credited to policyholder account balances	(2)	(6)	15	72		(15)
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	(43)	(52)	(24)	(36)		(187)
Amortization of deferred policy acquisition costs	18	11	12	8		56
Interest expense	3	1	1	1		2
Other expenses	128	131	105	121		540

Total operating expenses	130	110	130	195		491

Operating earnings before provision for income tax	(28)	(14)	(15)	(12)		(52)
Provision for income tax expense (benefit)	(5)	(2)	(1)	(2)		(16)

Operating earnings	(23)	(12)	(14)	(10)		(36)
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(23)	$(12)	$(14)	$(10)	$	$(36)	$

Net Income Reconciliation
Operating earnings	$(23)	$(12)	$(14)	$(10)	$	$(36)	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(7)	2	3	4		(3)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	(7)	(5)	(9)	(7)		(28)
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	4	—	(1)	(1)		3

Income (loss) from continuing operations, net of income tax	(33)	(15)	(21)	(14)		(64)

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	(33)	(15)	(21)	(14)		(64)

Less: Net income (loss) attributable to noncontrolling interest	(9)	(5)	(9)	(5)		(27)

Net income (loss) attributable to MetLife, Inc.	(24)	(10)	(12)	(9)		(37)
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(24)	$(10)	$(12)	$(9)	$	$(37)	$

Premiums, Fees and Other Revenues	$99	$97	$94	$107	$	$421	$

Actual Number of Sales Representatives	—	—	—	—

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$1	$2	$4	$5	$	$27	$
Universal life and investment-type product policy fees	—	—	—	—		—
Net investment income	158	51	135	120		808
Other revenues	119	267	281	274		184

Total operating revenues	278	320	420	399		1,019

OPERATING EXPENSES
Policyholder benefits and dividends	11	—	3	—		46
Interest credited to policyholder account balances	6	—	—	—		7
Interest credited to bank deposits	43	43	40	37		166
Capitalization of deferred policy acquisition costs	1	—	—	—		(3)
Amortization of deferred policy acquisition costs	—	—	2	—		5
Interest expense	268	240	252	270		1,033
Other expenses	308	287	331	297		699

Total operating expenses	637	570	628	604		1,953

Operating earnings before provision for income tax	(359)	(250)	(208)	(205)		(934)
Provision for income tax expense (benefit)	(167)	(102)	(145)	(167)		(495)

Operating earnings	(192)	(148)	(63)	(38)		(439)
Preferred stock dividends	31	30	31	30		125

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(223)	$(178)	$(94)	$(68)	$	$(564)	$

Net Income Reconciliation
Operating earnings	$(192)	$(148)	(63)	$(38)	$	$(439)	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,042	304	(501)	(517)		947
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(1)	2	12		13
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	3	2	(11)	—		4
Business combination costs	—	(11)	—	(22)		—
Provision for income tax expense (benefit)	(369)	(108)	186	187		(352)

Income (loss) from continuing operations, net of income tax	481	38	(387)	(378)		173

Income (loss) from discontinued operations, net of income tax	58	12	—	(2)		(201)

Net income (loss)	539	50	(387)	(380)		(28)

Less: Net income (loss) attributable to noncontrolling interest	2	1	(7)	—		96

Net income (loss) attributable to MetLife, Inc.	537	49	(380)	(380)		(124)
Less: Preferred stock dividends	31	30	31	30		125

Net income (loss) available to MetLife, Inc.’s common shareholders	$506	$19	$(411)	$(410)	$	$(249)	$

Premiums, Fees and Other Revenues	$120	$269	$285	$279	$	$211	$

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$	$—	$
Universal life and investment-type product policy fees	—	—	—	—		—
Net investment income	115	121	129	115		380
Other revenues	94	255	271	264		127

Total operating revenues	209	376	400	379		507

OPERATING EXPENSES
Policyholder benefits and dividends	—	—	—	—		—
Interest credited to policyholder account balances	—	—	—	—		—
Interest credited to bank deposits	43	43	40	37		166
Capitalization of deferred policy acquisition costs	—	—	—	—		—
Amortization of deferred policy acquisition costs	—	—	—	—		—
Interest expense	18	13	14	16		58
Other expenses	129	202	229	178		216

Total operating expenses	190	258	283	231		440

Operating earnings before provision for income tax	19	118	117	148		67
Provision for income tax expense (benefit)	6	41	41	68		23

Operating earnings	13	77	76	80		44
Preferred stock dividends	—	—	—	—		—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$13	$77	$76	$80	$	$44	$

Net Income Reconciliation
Operating earnings	$13	$77	76	$80	$	$44	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(13)	(55)	(15)	(42)		(17)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	1	—		—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	—	—	1	—		—
Business combination costs	—	—	—	—		—
Provision for income tax expense (benefit)	4	19	5	19		6

Income (loss) from continuing operations, net of income tax	4	41	68	57		33

Income (loss) from discontinued operations, net of income tax	—	—	—	—		—

Net income (loss)	4	41	68	57		33

Less: Net income (loss) attributable to noncontrolling interest	—	—	1	—		—

Net income (loss) attributable to MetLife, Inc.	4	41	67	57		33
Less: Preferred stock dividends	—	—	—	—		—

Net income (loss) available to MetLife, Inc.’s common shareholders	$4	$41	$67	$57	$	$33	$

Premiums, Fees and Other Revenues	$94	$255	$271	$264	$	$127	$

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$1	$2	$4	$5	$	$27	$
Universal life and investment-type product policy fees	—	—	—	—		—
Net investment income	43	(70)	6	5		428
Other revenues	25	12	10	10		57

Total operating revenues	69	(56)	20	20		512

OPERATING EXPENSES
Policyholder benefits and dividends	11	—	3	—		46
Interest credited to policyholder account balances	6	—	—	—		7
Interest credited to bank deposits	—	—	—	—		—
Capitalization of deferred policy acquisition costs	1	—	—	—		(3)
Amortization of deferred policy acquisition costs	—	—	2	—		5
Interest expense	250	227	238	254		975
Other expenses	179	85	102	119		483

Total operating expenses	447	312	345	373		1,513

Operating earnings before provision for income tax	(378)	(368)	(325)	(353)		(1,001)
Provision for income tax expense (benefit)	(173)	(143)	(186)	(235)		(518)

Operating earnings	(205)	(225)	(139)	(118)		(483)
Preferred stock dividends	31	30	31	30		125

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(236)	$(255)	$(170)	$(148)	$	$(608)	$

Net Income Reconciliation
Operating earnings	$(205)	$(225)	(139)	$(118)	$	$(483)	$

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,055	359	(486)	(475)		964
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—		—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(1)	1	12		13
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—		—
Real estate discontinued operations	—	—	—	—		—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—		—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—		—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—		—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—		—
Other expenses:
Noncontrolling interest	3	2	(12)	—		4
Business combination costs	—	(11)	—	(22)		—
Provision for income tax expense (benefit)	(373)	(127)	181	168		(358)

Income (loss) from continuing operations, net of income tax	477	(3)	(455)	(435)		140

Income (loss) from discontinued operations, net of income tax	58	12	—	(2)		(201)

Net income (loss)	535	9	(455)	(437)		(61)

Less: Net income (loss) attributable to noncontrolling interest	2	1	(8)	—		96

Net income (loss) attributable to MetLife, Inc.	533	8	(447)	(437)		(157)
Less: Preferred stock dividends	31	30	31	30		125

Net income (loss) available to MetLife, Inc.’s common shareholders	$502	$(22)	$(478)	$(467)	$	$(282)	$

Premiums, Fees and Other Revenues	$26	$14	$14	$15	$	$84	$

BANKING, CORPORATE & OTHER — BANKING (1)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except ratios)	2008	2009	2009	2009	2009	2008	2009

The following supplemental information for MetLife Bank is presented in accordance with Banking Standards:

Income Statement
Net interest income, net of interest expense	$51	$60	$73	$66	$	$147	$
Provision for credit losses	(7)	(42)	(14)	(27)		(11)
Non interest income	98	248	275	248		137
Non interest expense	(137)	(203)	(231)	(181)		(223)

Income before taxes	5	63	103	106		50
Income tax expense	1	22	36	49		17

Net income	$4	$41	$67	$57	$	$33	$

Selected Balance Sheet Accounts

Loans Held-for-Investments:
Commercial Loans & Mortgages	$2,163	$2,136	$2,016	$1,965	$	$2,163	$
Consumer	641	624	724	805		641
Agriculture	192	194	185	176		192

Total Loans	2,996	2,954	2,925	2,946		2,996

Allowance for Loan Losses	(32)	(74)	(87)	(101)		(32)

Total Loans Held-for-Investments (Net)	$2,964	$2,880	$2,838	$2,845	$	$2,964

Net Charge-offs	$(0.1)	$0.3	$0.5	$12.7	$	$(0.1)	$

Loans Held-for-Sale	$1,995	$3,970	$4,271	$2,442	$	$1,995	$

Total Assets	$10,274	$14,816	$14,640	$13,140	$	$10,274	$

Total Deposits	$6,884	$7,531	$7,806	$8,372	$	$6,884	$

Key Ratios & Statistics

Tier 1 Capital	$629	$755	$806	$860	$	$629	$
Risk Weighted Assets	$5,368	$7,270	$7,764	$6,796	$	$5,368	$

Tier 1 Capital Ratio	11.72%	10.39%	10.39%	12.65%		11.72%
Total Capital Ratio	12.32%	11.40%	11.52%	13.90%		12.32%
Tier 1 Leverage	6.51%	6.56%	6.22%	6.37%		6.51%

Net Interest Margin	2.24%	2.12%	2.30%	2.20%		1.91%
Allowance / Total Loans	1.06%	2.49%	2.97%	3.44%		1.06%
Allowance / Non Performing Assets	182.86%	377.55%	430.69%	135.94%		182.86%

(1)	All amounts on this page relate to MetLife Bank only.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Fixed Maturity Securities
Yield (1)	6.18%	5.70%	5.91%	5.89%
Investment income (2)	$2,973	$2,800	$3,036	$3,090	$
Investment gains (losses)	(526)	(609)	(378)	(455)
Ending carrying value (2)	189,197	192,337	213,034	225,866

Mortgage Loans
Yield (1)	6.05%	5.32%	5.37%	5.33%
Investment income (3)	737	680	694	675
Investment gains (losses)	(99)	(146)	(125)	(129)
Ending carrying value	51,364	53,044	52,500	50,681

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	(2.36%)	(9.19%)	(8.83%)	(6.09%)
Investment income (losses)	(44)	(172)	(162)	(109)
Investment gains (losses)	(13)	(25)	(68)	(70)
Ending carrying value	7,586	7,381	7,296	7,032

Policy Loans
Yield (1)	6.32%	6.40%	6.51%	6.56%
Investment income	154	157	161	163
Ending carrying value	9,802	9,851	9,907	10,001

Equity Securities
Yield (1)	6.25%	3.92%	6.01%	4.50%
Investment income	59	37	54	37
Investment gains (losses)	(63)	(269)	(108)	(53)
Ending carrying value	3,197	2,817	3,045	3,117

Other Limited Partnership Interests
Yield (1)	(20.14%)	(19.79%)	5.46%	9.75%
Investment income (losses)	(311)	(253)	72	127
Investment gains (losses)	(109)	(97)	(247)	(12)
Ending carrying value	6,039	5,365	5,193	5,255

Cash and Short-term Investments
Yield (1)	0.71%	0.48%	0.45%	0.45%
Investment income	48	36	24	20
Investment gains (losses)	2	(2)	2	5
Ending carrying value	38,085	30,320	21,330	22,423

Other Invested Assets (4), (5), (6)
Investment income	120	92	98	54
Investment gains (losses)	2,973	233	(3,033)	(1,455)
Ending carrying value	17,248	15,130	13,071	13,916

Total Investments
Gross investment income yield (1)	4.86%	4.24%	5.02%	5.14%
Investment fees and expenses yield	(0.15%)	(0.13%)	(0.15%)	(0.13%)

Net Investment Income Yield	4.71%	4.11%	4.87%	5.01%

Gross investment income	3,736	3,377	3,977	4,057
Investment fees and expenses	(115)	(103)	(118)	(101)

Net Investment Income (7)	$3,621	$3,274	$3,859	$3,956	$

Ending carrying value	$322,518	$316,245	$325,376	$338,291	$

Gross investment gains	$782	$571	$263	$299	$
Gross investment losses	(737)	(535)	(546)	(489)
Writedowns	(546)	(1,041)	(846)	(661)

Subtotal	(501)	(1,005)	(1,129)	(851)
Derivatives not qualifying for hedge accounting (6)	2,666	90	(2,828)	(1,318)

Investment Gains (Losses) (4)	2,165	(915)	(3,957)	(2,169)
Investment gains (losses) income tax benefit (provision)	(804)	325	1,394	751

Investment Gains (Losses), net of income tax	$1,361	$(590)	$(2,563)	$(1,418)	$

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $946 million, $922 million, $1,471 million, $1,970 million and $[XX] million in ending carrying value, and ($56) million, $17 million, $130 million, $163 million and $[XX] million of investment income (loss) related to trading securities at or for the three months ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)	Investment income from mortgage loans includes prepayment fees.

(4)	Net investment gains (losses) presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses), as presented below for the three months ended:

	December 31,	March 31,	June 30,	September 30,	December 31,
	2008	2009	2009	2009	2009

Investment gains (losses) — per yield table above	$2,165	$(915)	$(3,957)	$(2,169)	$
• Real estate discontinued operations	(8)	—	—	—
• Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	50	31	32	(4)
• Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	10	(2)	—	(1)
• Hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures	(64)	(20)	96	35

Investment gains (losses) — per GAAP	$2,153	$(906)	$(3,829)	$(2,139)	$

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(6)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of $5,287 million, ($1,127) million, ($3,621) million, ($732) million and $[XX] million; and embedded derivatives of ($2,621) million, $1,217 million, $793 million, ($586) million and $[XX] million for the three months ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(7)	Net investment income presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses) as presented on page 2 — Corporate Overview.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Fixed Maturity Securities
Yield (1)	6.40%	5.70%	5.81%	5.83%
Investment income (2)	$12,403	$2,800	$5,836	$8,926	$
Investment gains (losses)	(1,953)	(609)	(987)	(1,442)
Ending carrying value (2)	189,197	192,337	213,034	225,866

Mortgage Loans
Yield (1)	6.08%	5.32%	5.35%	5.34%
Investment income (3)	2,774	680	1,374	2,049
Investment gains (losses)	(136)	(146)	(271)	(400)
Ending carrying value	51,364	53,044	52,500	50,681

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	2.98%	(9.19%)	(9.01%)	(8.05%)
Investment income (losses)	217	(172)	(334)	(443)
Investment gains (losses)	(9)	(25)	(93)	(163)
Ending carrying value	7,586	7,381	7,296	7,032

Policy Loans
Yield (1)	6.22%	6.40%	6.45%	6.49%
Investment income	601	157	318	481
Ending carrying value	9,802	9,851	9,907	10,001

Equity Securities
Yield (1)	5.25%	3.92%	4.94%	4.83%
Investment income	249	37	91	128
Investment gains (losses)	(253)	(269)	(377)	(430)
Ending carrying value	3,197	2,817	3,045	3,117

Other Limited Partnership Interests
Yield (1)	(2.77%)	(19.79%)	(6.59%)	(1.32%)
Investment income (losses)	(170)	(253)	(181)	(54)
Investment gains (losses)	(140)	(97)	(344)	(356)
Ending carrying value	6,039	5,365	5,193	5,255

Cash and Short-term Investments
Yield (1)	1.62%	0.48%	0.47%	0.46%
Investment income	307	36	60	80
Investment gains (losses)	3	(2)	—	5
Ending carrying value	38,085	30,320	21,330	22,423

Other Invested Assets (4), (5), (6), (7)
Investment income	279	92	190	244
Investment gains (losses)	4,363	233	(2,800)	(4,255)
Ending carrying value	17,248	15,130	13,071	13,916

Total Investments
Gross investment income yield (1)	5.68%	4.24%	4.63%	4.80%
Investment fees and expenses yield	(0.16%)	(0.13%)	(0.14%)	(0.14%)

Net Investment Income Yield	5.52%	4.11%	4.49%	4.66%

Gross investment income	16,660	3,377	7,354	11,411
Investment fees and expenses	(460)	(103)	(221)	(322)

Net Investment Income (8)	$16,200	$3,274	$7,133	$11,089	$

Ending carrying value	$322,518	$316,245	$325,376	$338,291	$

Gross investment gains	$2,579	$571	$834	$1,133	$
Gross investment losses (7)	(2,084)	(535)	(1,081)	(1,570)
Writedowns (7)	(2,042)	(1,041)	(1,887)	(2,548)

Subtotal	(1,547)	(1,005)	(2,134)	(2,985)
Derivatives not qualifying for hedge accounting (6), (7)	3,422	90	(2,738)	(4,056)

Investment Gains (Losses) (4)	1,875	(915)	(4,872)	(7,041)
Investment gains (losses) income tax benefit (provision)	(733)	325	1,719	2,470

Investment Gains (Losses), net of income tax	$1,142	$(590)	$(3,153)	$(4,571)	$

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $946 million, $922 million, $1,471 million, $1,970 million and $[XX] million in ending carrying value, and ($193) million, $17 million, $147 million, $310 million and $[XX] million of investment income (loss) related to trading securities at or for the year-to-date period ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)	Investment income from mortgage loans includes prepayment fees.

(4)	Net investment gains (losses) presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses), as presented below for the year-to-date period ended:

	December 31,	March 31,	June 30,	September 30,	December 31,
	2008	2009	2009	2009	2009

Investment gains (losses) — per yield table above	$1,875	$(915)	$(4,872)	$(7,041)	$
• Real estate discontinued operations	(8)	—	—	—
• Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	5	31	63	59
• Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	45	(2)	(2)	(3)
• Hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures	(105)	(20)	76	111

Investment gains (losses) — per GAAP	$1,812	$(906)	$(4,735)	$(6,874)	$

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(6)	The components of investment gains (losses) for the year-to-date period ended December 31, 2008, are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(7)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of $6,072 million, ($1,127) million, ($4,748) million, ($5,480) million and $[XX] million; and embedded derivatives of ($2,650) million, $1,217 million, $2,010 million, $1,424 million and $[XX] million for the year-to-date period ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(8)	Net investment income presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses), as presented on the following pages: (i) Insurance Products, page 12, (ii) Retirement Products, page 19, (iii) Corporate Benefit Funding, page 23, (iv) Auto & Home, page 27, (v) International, page 31, and (vi) Banking, Corporate & Other, page 35.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$8,034	27.9%	$6,951	24.2%	$6,220	31.9%	$4,050	35.4%	$
20% or more for less than six months	17,191	59.6%	12,494	43.4%	1,973	10.1%	540	4.7%
20% or more for six months or greater	3,596	12.5%	9,312	32.4%	11,320	58.0%	6,850	59.9%

Total Gross Unrealized Losses	$28,821	100.0%	$28,757	100.0%	$19,513	100.0%	$11,440	100.0%	$

Total Gross Unrealized Gains	$7,564		$5,562		$5,582		$10,062		$

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$75	7.7%	$25	2.1%	$26	3.6%	$85	21.3%	$
20% or more for less than six months	519	53.0%	490	40.8%	143	19.8%	13	3.3%
20% or more for six months or greater	384	39.3%	687	57.1%	552	76.6%	300	75.4%

Total Gross Unrealized Losses	$978	100.0%	$1,202	100.0%	$721	100.0%	$398	100.0%	$

Total Gross Unrealized Gains	$44		$32		$87		$166		$

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities	$63,303	33.6%	$60,714	31.7%	$65,981	31.2%	$71,642	32.1%	$
Residential mortgage-backed securities	36,028	19.2%	38,115	19.9%	41,798	19.8%	43,397	19.4%
Foreign corporate securities	29,679	15.8%	29,405	15.4%	33,607	15.9%	36,592	16.3%
U.S. Treasury, agency and government guaranteed securities	21,310	11.3%	24,649	12.9%	27,673	13.1%	25,467	11.4%
Commercial mortgage-backed securities	12,644	6.7%	12,981	6.8%	13,995	6.6%	15,535	6.9%
Asset-backed securities	10,523	5.6%	11,032	5.7%	12,414	5.8%	13,251	5.9%
Foreign government securities	10,153	5.4%	9,384	4.9%	10,560	5.0%	11,447	5.1%
State and political subdivision securities	4,557	2.4%	5,112	2.7%	5,517	2.6%	6,549	2.9%
Other fixed maturity securities	54	0.0%	23	0.0%	18	0.0%	16	0.0%

Total fixed maturity securities available-for-sale	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%	$

NAIC RATING RATING AGENCY DESIGNATION
	(1)		(1)		(1)		(1)		(2)

1 Aaa / Aa / A	$137,125	72.9%	$137,190	71.7%	$147,337	69.6%	$153,893	68.7%	$
2 Baa	38,761	20.6%	39,346	20.6%	45,949	21.7%	48,612	21.7%
3 Ba	7,796	4.1%	8,697	4.5%	9,598	4.6%	9,860	4.4%
4 B	3,779	2.0%	4,368	2.3%	5,717	2.7%	5,927	2.7%
5 Caa and lower	715	0.4%	1,734	0.9%	2,756	1.3%	5,330	2.4%
6 In or near default	75	0.0%	80	0.0%	206	0.1%	274	0.1%

Total fixed maturity securities available-for-sale	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%	$

(1)     Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”). The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

(2)     Amounts presented are based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries. Amounts presented for non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries are based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,837	24.6%	$8,757	24.4%	$8,679	24.8%	$8,806	25.3%	$
South Atlantic	8,101	22.5%	8,064	22.5%	7,627	21.8%	7,454	21.4%
Middle Atlantic	5,931	16.5%	6,129	17.1%	5,879	16.8%	5,639	16.2%
International	3,414	9.5%	3,350	9.3%	3,461	9.9%	3,590	10.3%
West South Central	3,070	8.5%	3,006	8.4%	2,908	8.3%	2,906	8.3%
East North Central	2,591	7.2%	2,580	7.2%	2,561	7.3%	2,545	7.3%
New England	1,529	4.3%	1,517	4.2%	1,465	4.2%	1,451	4.2%
Mountain	1,052	2.9%	1,049	2.9%	1,044	3.0%	1,039	3.0%
West North Central	716	2.0%	682	1.9%	677	1.9%	667	2.0%
East South Central	468	1.3%	465	1.4%	462	1.3%	460	1.3%
Other	256	0.7%	254	0.7%	254	0.7%	253	0.7%

Total	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%	$

Office	$15,307	42.6%	$15,215	42.4%	$14,832	42.3%	$14,988	43.1%
Retail	8,038	22.3%	8,002	22.3%	7,941	22.7%	8,081	23.2%
Apartments	4,113	11.4%	4,062	11.3%	3,838	11.0%	3,725	10.7%
Hotel	3,078	8.6%	3,058	8.6%	3,076	8.8%	2,967	8.5%
Industrial	2,901	8.1%	2,818	7.9%	2,802	8.0%	2,804	8.1%
Other	2,528	7.0%	2,698	7.5%	2,528	7.2%	2,245	6.4%

Total	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%	$

METLIFE, INC.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Wholly-owned	$4,062	$4,059	$4,069	$4,061	$
Joint ventures	3,522	3,319	3,141	2,846
Subtotal	7,584	7,378	7,210	6,907
Foreclosed	2	3	86	125

Total Real Estate and Real Estate Joint Ventures (1)	$7,586	$7,381	$7,296	$7,032	$

SUMMARY OF MORTGAGE LOANS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Commercial mortgage loans	$35,965	$35,853	$35,017	$34,810	$
Agricultural mortgage loans	12,234	12,066	11,913	12,059
Residential and consumer loans	1,153	1,155	1,299	1,370
Mortgage loans held-for-sale	2,012	3,970	4,271	2,442

Total	$51,364	$53,044	$52,500	$50,681	$

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of January [XX], 2010 (1)
     Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contractholders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of January [XX], 2010 are listed in the tables below:

	A.M. Best	Fitch	Moody's	S&P
Insurer Financial Strength Ratings

First MetLife Investors Insurance Co.
General American Life Insurance Company
MetLife Insurance Company of Connecticut
MetLife Investors Insurance Company
MetLife Investors USA Insurance Company
Metropolitan Casualty Insurance Company
Metropolitan Direct Property and Casualty Insurance Co.
Metropolitan General Insurance Company
Metropolitan Group Property & Casualty Insurance Co.
Metropolitan Life Insurance Company
Metropolitan Lloyds Insurance Company of Texas
Metropolitan Property and Casualty Insurance Company
Metropolitan Tower Life Insurance Company
New England Life Insurance Company

Credit Ratings
MetLife Short Term Funding LLC
Commercial Paper

General American Life Insurance Company
(Surplus Notes)

MetLife, Inc.
Commercial Paper
Senior Unsecured Debt
Subordinated Debt
Junior Subordinated Debt
Preferred Stock
Non-Cumulative Perpetual Preferred Stock

MetLife Capital Trust IV & X
Trust Securities

MetLife Funding, Inc.
Commercial Paper

Metropolitan Life Global Funding I
Senior Secured Debt

MetLife Institutional Funding I, LLC
Senior Secured Debt

Metropolitan Life Insurance Company
Surplus Notes

*	Currently on negative outlook

NR	Not Rated

(1)	These ratings will be presented in the December 31, 2009 QFS.